TRANSAMERICA FUNDS
Supplement dated November 13, 2009 to the Prospectus dated March 1, 2009, as previously supplemented
* * *
TRANSAMERICA FOCUS
The following information supplements and replaces disclosure in the Prospectus relating to Transamerica Legg Mason Partners All Cap:
TRANSAMERICA FOCUS
SUMMARY OF RISKS AND RETURNS
OBJECTIVE
The investment objective of Transamerica Focus is to seek to maximize long-term growth.
PRINCIPAL STRATEGIES AND POLICIES
The fund’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve this objective by investing primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The fund will generally invest in domestic equity securities of any size. The fund may also invest up to 10% of its assets in short sale positions. The fund may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.
TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The fund will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

WHAT IS A “BOTTOM-UP” ANALYSIS?
When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.
TIM’s equity management team selects U.S. companies showing:
•	strong potential for shareholder value creation

•	high barriers to competition

•	solid free cash flow generating ability

•	excellent capital allocation discipline

•	experienced management aligned with shareholder interests
TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market. Consistent with the fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
In the event TIM is unable to identify sufficient investments that meet the fund’s criteria, the fund may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit.
Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A “non-diversified” fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund generally may not have more than 25% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies, and, with respect to 50% of its total assets, may not have more than 5% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies.
Please see Appendix A for more information about investment strategies.

PRINCIPAL RISKS
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:
▪	Market
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.
▪	Stocks
Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.
▪	Short Sales
A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker/dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
A short sale may also be effected “against the box” if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.
▪	Fixed-Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The fund may incur expenses to protect the fund’s interest in securities experiencing these events. If the fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
▪	Focused Investing
To the extent the fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

▪	Value Investing
The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.
▪	Derivatives
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed-income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund’s sub-adviser may not make use of derivatives for a variety of reasons.
▪	Small- or Medium-Sized Companies
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
▪	Convertible Securities
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
▪	High-Yield Debt Securities
High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund’s sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.
▪	Foreign Securities
Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:
•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days
▪	Currency
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund’s investments in foreign currency denominated securities may reduce the returns of the fund.
▪	Non-Diversification
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is nondiversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Please also see the fund’s website at www.transamericafunds.com for more information about the fund.
You may lose money if you invest in this fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the Statement of Additional Information. The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
PAST PERFORMANCE
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund’s performance has varied from year to year, and how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”), a widely recognized, unmanaged index of market performance that is comprised of 500 widely traded common stocks that measures the general performance of the market. The table shows average annual total returns for Class P shares of the fund. Absent limitation of the fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
The fund acquired the assets and assumed the liabilities of Transamerica Premier Focus Fund (the “predecessor fund”) on November 13, 2009, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund and will be used going forward from the date of the reorganization. In connection with the reorganization, former Investor Class shareholders of the predecessor fund received Class P shares of the fund. The performance of Class P shares of the fund includes the performance of the predecessor fund’s Investor Class shares prior to the reorganization.
The past performance information shown below is for Class P shares, which are not available through this prospectus. Although Class A, Class B and Class C shares would have similar annual returns to Class P shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class B and Class C shares would be lower than Class P shares because of the lower expenses paid by Class P shares of the fund. Performance information for Class A, Class B and Class C shares will be included after the share classes have been in operation for one complete calendar year.
Performance has not been restated to reflect the estimated annual operating expenses of the fund.
Year-by-Year Total Return as of 12/31 each year (%)
Class P Shares1

[1]	As of 9/30/2009, the end of the most recent calendar quarter, the year to date return for the predecessor fund’s Investor Class shares was 36.37%.

Class P Shares	Quarter Ended	Return
Best Quarter:	12/31/1999	38.39%
Worst Quarter:	12/31/2000	(27.55)%

Average Annual Total Returns as of 12/31/081

	1 Year	5 Years	10 Years
Class P
Return before taxes	(41.19)%	0.06%	(0.41)%
Return after taxes on distributions[2]	(41.81)%	(0.16)%	(1.29)%
Return after taxes on distributions and sale of fund shares[2]	(26.49)%	(0.03)%	(0.36)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(37.00)%	(2.19)%	(1.38)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)[3]	(37.31)%	(1.95)%	(0.78)%

[1]	Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

[2]	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

[3]	This index served as the benchmark for the fund prior to November 13, 2009, at which time it was replaced with the S&P 500 Index. This benchmark index change was made to more accurately reflect the principal strategies and policies of the fund following its recent reorganization and change of investment strategies and policies.
Note: Prior to November 13, 2009, the fund was named Transamerica Legg Mason Partners All Cap, and had a different sub-adviser, a different investment objective and used different investment strategies.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Actual expenses may vary significantly.
Shareholder Fees (fees paid directly from your investment)

	Class of Shares
	A	B	C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None[a]	5.00%[b]	1.00%[c]
Annual Fund Operating Expenses (expenses that are deducted from fund assets)d

	Class of Shares
	A	B	C
Management fees	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.35%	1.00%	1.00%
Other expenses	0.53%	0.54%	0.42%
Total annual fund operating expenses	1.68%	2.34%	2.22%
Expense reduction[e]	0.13%	0.14%	0.02%
Net operating expenses	1.55%	2.20%	2.20%

a	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 24 months after purchase.

b	Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

c	Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

d	Annual fund operating expenses are based on estimates.

e	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2011, to waive fees and/or reimburse fund expenses to the extent that the fund’s total expenses exceed 1.20%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%, excluding 12b-1 fees and extraordinary expenses.
A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled “Shareholder Information — Features and Policies — Minimum Account Balance” of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the fund’s future performance) and fund operating expenses remaining the same. Actual costs may be higher or lower.
If the shares are redeemed at the end of each period:

Share Class	1 year	3 years	5 years	10 years
A	$699	$1,038	$1,401	$2,417
B†	$723	$1,017	$1,338	$2,501
C	$323	$692	$1,188	$2,553
If the shares are not redeemed:

Share Class	1 year	3 years	5 years	10 years
A	$699	$1,038	$1,401	$2,417
B†	$223	$717	$1,238	$2,501
C	$223	$692	$1,188	$2,553

†	Examples for Class B shares assume conversion to Class A shares eight years after purchase.
ADDITIONAL INFORMATION
Management
Investment Adviser:
Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled “Shareholder Information — Investment Adviser” of this prospectus.
Advisory Fee:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):
Average Daily Net Assets

First $500 million	0.80%
Over $500 million	0.675%
For the fiscal year ended October 31, 2008, the fund paid an advisory fee of 0.80% of the fund’s average daily net assets.
Sub-Adviser:
Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, California 90025
Sub-Advisory Fee:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $100 million	0.425%
Over $100 million up to $500 million	0.40%
Over $500 million	0.35%
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Series Trust.
A discussion regarding the basis of the Board of Trustees’ approval of the fund’s advisory arrangements is available in the fund’s annual report for the fiscal year ended October 31, 2009.

Portfolio Managers:
Edward S. Han
Portfolio Manager (co)
Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.
Kirk J. Kim
Portfolio Manager (co)
Kirk J. Kim is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM’s Convertible Securities discipline and is a member of TIM’s Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 13 years of investment experience.
Joshua D. Shaskan, CFA
Portfolio Manager (co)
Joshua D. Shaskan is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis, and an M.B.A. from the University of California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the fund.

Financial Highlights

The Financial Highlights table is intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and distributions.

Financial highlights for Transamerica Focus prior to November 13, 2009 are based on the historical financial highlights of Investor Class shares of the predecessor Transamerica Premier Focus Fund (the “predecessor fund”). For the periods shown below, the information is that of the predecessor fund. The information through December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the predecessor fund’s financial statements, is included in the 2008 Annual Report of the predecessor fund, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

	Transamerica Focus
	Class P
	June 30, 2009
	(unaudited)		December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004
Net Asset Value
Beginning of Period/Year	$13.28		$23.64	$19.65	$18.59	$16.01	$13.87

Investment Operations
Net investment income (loss)(a)	(0.05)		(0.10)	(0.11)	(0.11)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	2.32		(9.65)	4.11	1.17	2.64	2.21

Total from investment operations	2.27		(9.75)	4.00	1.06	2.58	2.14

Distributions
Net realized gains on investments	—		(0.61)	(0.01)	—	—	—

Total distributions	—		(0.61)	(0.01)	—	—	—

Net Asset Value
End of Period/Year	$15.55		$13.28	$23.64	$19.65	$18.59	$16.01

Total Return(b)	17.09%	(c)	(41.19)%	20.35%	5.70%	16.12%	15.43%

Net Assets End of Period/Year	$58,920		$50,834	$95,372	$87,200	$111,705	$92,565

Ratios and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver	1.40%	(d)	1.37%	1.18%	1.20%	1.32%	1.36%
Before reimbursement/fee waiver	1.57%	(d)	1.37%	1.18%	1.20%	1.32%	1.36%
Net investment income (loss), to average net assets	(0.74)%(d)		(0.52)%	(0.50)%	(0.61)%	(0.38)%	(0.48)%
Portfolio turnover rate	32%	(c)	66%	51%	46%	67%	64%

(a)	Calculated based on the average number of shares outstanding during the period.

(b)	Total Return represents aggregate total return for each period.

(c)	Not annualized.

(d)	Annualized.
Investors Should Retain this Supplement for Future Reference